UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2023

Mercantile Bank Corporation
(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBWM	The Nasdaq Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on May 25, 2023 (the “Annual Meeting”). At the Annual Meeting, our shareholders voted on each of the following four matters:

●	election of six directors, each for a one-year term;

●	approval of the Mercantile Bank Corporation Stock Incentive Plan of 2023;

●	ratification of the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for 2023; and

●	an advisory vote to approve the compensation of our named executive officers disclosed in our proxy statement for the Annual Meeting.

The final vote results for each of these four matters is set forth below.

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David M. Cassard	9,241,879	468,123	0	2,812,004
Michael S. Davenport	9,327,945	382,057	0	2,812,004
Michelle L. Eldridge	9,386,324	323,679	0	2,812,004
Robert B. Kaminski, Jr.	9,509,677	200,325	0	2,812,004
Michael H. Price	9,520,730	189,273	0	2,812,004
David B. Ramaker	8,262,894	1,447,108	0	2,812,004

The votes cast to approve the Mercantile Bank Corporation Stock Incentive Plan of 2023 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,234,713	458,822	16,466	2,812,004

The votes cast on the ratification of the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for 2023 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,443,677	68,537	9,793	0

The votes cast on the advisory vote to approve the compensation of our named executive officers disclosed in our proxy statement for the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,480,832	195,851	33,318	2,812,004

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number                    Description

104                  Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles Christmas
Charles E. Christmas Executive Vice President, Chief Financial Officer and Treasurer

Date: May 25, 2023

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